SUPPLEMENT TO THE PROSPECTUSES

                        CREDIT SUISSE FIXED INCOME FUND
   CREDIT SUISSE INSTITUTIONAL FUND - INVESTMENT GRADE FIXED INCOME PORTFOLIO

The following information supersedes certain information in the fund's Prospectuses.

     Shelia Huang (see biography below) joins the Credit Suisse Fixed Income Management Team which is responsible for the day-to-day portfolio management of the fund. The team currently consists of Kevin D. Barry, Michael E. Gray, David
N. Fisher, Richard Avidon and Philip Wubbena. Jo Ann Corkran and Suzanne Moran are no longer members of the team.

     Kevin D. Barry is the fund's lead manager and oversees the fund's overall duration, yield curve, and sector positioning. The other members of the team focus on the following: David N. Fisher on duration and yield curve strategies; Michael E. Gray on security selection of U.S. credit issues; Sheila Huang on security selection of pass-through agency mortgage-backed securities; Richard Avidon on security selection of commercial mortgage-backed securities; and Philip Wubbena on security selection of asset-backed securities.

Team Member Biography

SHEILA HUANG, Director, is a fixed income portfolio manager focusing on mortgage-backed securities. She joined CSAM in 2004 from TimesSquare Capital Management, where she was a Vice President and mortgage-backed securities portfolio manager. From 1999 to 2003, she was at BlackRock Financial Management, where she was mortgage strategist and a fixed income quantitative analyst. Prior to that she was a credit analyst at Citibank and a credit risk modeler at MDS Inc. Ms. Huang holds a BS in applied mathematics and international trade from Nanjing University, and a PhD in operations research from Georgia Institute of Technology. She is a CFA charterholder.

Dated: May 12, 2005                                                     16-0505
                                                                        for
                                                                        WPBDF
                                                                        ADFIX
                                                                        CSFIX
                                                                        CSIGF
                                                                        2005-012